SUMMARY PROSPECTUS
December 28, 2018

MFS® Blended Research® Global Equity Fund

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated December 28, 2018, as may be amended or supplemented from time to time, are incorporated by reference into this summary prospectus.

CLASS	TICKER SYMBOL
Class A	BRLAX
Class T1	N/A
Class B	BRLBX
Class C	BRLCX
Class I	BRLJX
Class R1	BRLRX
Class R2	BRLSX
Class R3	BRLTX
Class R4	BRLUX
Class R6	BRLYX

1 Currently not offered for sale, including in the states of Oklahoma, Nebraska, and Montana.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports.  Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action.  You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge.  Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

Summary of Key Information

Investment Objective

The fund’s investment objective is to seek capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy and hold shares of the fund. Investors may also pay commissions or other fees to their financial intermediaries when they buy and hold shares of the fund, which are not reflected below.

You may qualify for sales charge reductions if, with respect to Class A shares, you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds, and, with respect to Class T shares, you invest at least $250,000 in the fund. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers and Reductions” on page 10 and “Appendix A – Waivers and Reductions of Sales Charges” on page A-1 of the fund’s prospectus.

Shareholder Fees (fees paid directly from your investment):

Share Class	A		T	B	C	I	R1	R2	R3	R4	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%		2.50%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	None	4.00%	1.00%	None	None	None	None	None	None

BRL-SUM-122818

MFS Blended Research Global Equity Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	T	B	C	I	R1	R2	R3	R4	R6
Management Fee	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	4.38%	4.38%	4.38%	4.38%	4.38%	4.38%	4.38%	4.38%	4.38%	4.29%
Total Annual Fund Operating Expenses	5.13%	5.13%	5.88%	5.88%	4.88%	5.88%	5.38%	5.13%	4.88%	4.79%
Fee Reductions and/or Expense Reimbursements[1]	(4.24)%	(4.24)%	(4.24)%	(4.24)%	(4.24)%	(4.24)%	(4.24)%	(4.24)%	(4.24)%	(4.19)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.89%	0.89%	1.64%	1.64%	0.64%	1.64%	1.14%	0.89%	0.64%	0.60%

#                 This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.

1                 Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund’s investment activity), such that “Total Annual Fund Operating Expenses” do not exceed 0.89% of the class’ average daily net assets annually for each of Class A, Class T, and Class R3 shares, 1.64% of the class’ average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.64% of the class’ average daily net assets annually for each of Class I and Class R4 shares, 1.14% of the class’ average daily net assets annually for Class R2 shares, and 0.60% of the class’ average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least December 31, 2019.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$661	$1,666	$2,669	$5,165
Class T Shares	$339	$1,379	$2,416	$4,998
Class B Shares assuming
redemption at end of period	$567	$1,672	$2,755	$5,288
no redemption at end of period	$167	$1,372	$2,555	$5,288
Class C Shares assuming
redemption at end of period	$267	$1,372	$2,555	$5,425
no redemption at end of period	$167	$1,372	$2,555	$5,425
Class I Shares	$65	$1,085	$2,107	$4,674
Class R1 Shares	$167	$1,372	$2,555	$5,425
Class R2 Shares	$116	$1,229	$2,334	$5,060
Class R3 Shares	$91	$1,158	$2,222	$4,870
Class R4 Shares	$65	$1,085	$2,107	$4,674
Class R6 Shares	$61	$1,064	$2,070	$4,605

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) seeks to achieve the fund’s objective by actively selecting potential investments based on fundamental and quantitative analysis and then constructing a portfolio from these potential investments by systematically managing various risk factors (e.g., issuer, industry, and sector weightings, market capitalization, and volatility) compared to the MSCI All Country World Index (the Index), which represents the fund’s investment universe.

MFS normally invests at least 80% of the fund’s net assets in equity securities.

Equity securities include common stocks and other securities that represent an ownership interest (or right to acquire an ownership interest) in a company or other issuer.

In selecting investments for the fund, MFS is not constrained by any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to

MFS Blended Research Global Equity Fund

their perceived worth (value companies), or in a combination of growth and value companies.

While MFS may invest the fund’s assets in securities of companies of any size, MFS primarily invests in securities of companies with large capitalizations.

MFS invests the fund’s assets in U.S. and foreign securities, including emerging market securities.

MFS normally invests the fund’s assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the fund’s assets in issuers in a single industry, sector, country, or region.  MFS generally invests the fund’s assets in at least three different countries and invests a percentage of the fund’s net assets in securities of foreign issuers equal to at least the lesser of 40% or the percentage of foreign issuers in the Index less 15%.

MFS uses an active bottom-up approach to buying and selling investments for the fund. Investments are selected primarily based on blending fundamental and quantitative research. MFS uses fundamental analysis of individual issuers to determine a fundamental rating for an issuer.  MFS uses quantitative analysis to determine a quantitative rating for an issuer. When MFS quantitative research is available but MFS fundamental research is not available, MFS considers the issuer to have a neutral fundamental rating.

MFS constructs the portfolio by considering the blended rating from combining the fundamental rating and the quantitative rating, as well as issuer, industry, and sector weightings, market capitalization, volatility, and other factors.  MFS’ goal is to construct an actively managed portfolio with a target predicted tracking error of approximately 2% compared to the Index.  Tracking error generally measures how the differences between the fund’s returns and the Index’s returns have varied over a period of time.

For purposes of the fund’s 80% policy, net assets include the amount of any borrowings for investment purposes.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Equity Market Risk/Company Risk:  Equity markets are volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions.  These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general.  Certain events can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.

Investment Strategy Risk:  There is no assurance that the fund’s predicted tracking error will equal its target predicted tracking error at any point in time or consistently for any period of time, or that the fund’s predicted tracking error and actual tracking error will be similar.  The fund’s strategy to target a predicted tracking error of approximately 2% compared to the Index and to blend fundamental and quantitative research may not produce the intended results. In addition, MFS fundamental research is not available for all issuers.

Foreign Risk:  Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.

Emerging Markets Risk:  Investments in emerging markets, especially frontier markets, can involve additional and greater risks than the risks associated with investments in developed foreign markets.  Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, geopolitical, and economic instability than developed markets.

Currency Risk:  The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, industry, political, regulatory, geopolitical, and other conditions, and changes in currency exchange rates impact the financial condition of companies or other issuers and may change the value in U.S. dollars of investments denominated in foreign currencies.

Focus Risk:  Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions, and the fund’s performance will be affected by the conditions in the industries, sectors, countries and regions to which the fund is exposed.

Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs.

Investment Selection Risk:  MFS’ investment analysis, its development and use of quantitative models, and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. Quantitative models may not produce the intended results due to the factors used in the models, the weight placed on each factor in the models, changing sources of market return or market risk, and technical issues in the design, development, implementation, and maintenance of the models (e.g., incomplete or inaccurate data, programming or other software issues, and technology failures).

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Class A Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

MFS Blended Research Global Equity Fund

The total return for the nine-month period ended September 30, 2018, was 3.06%. During the period(s) shown in the bar chart, the highest quarterly return was 7.10% (for the calendar quarter ended March 31, 2017) and the lowest quarterly return was (0.99)% (for the calendar quarter ended March 31, 2016).

Performance Table.

Average Annual Total Returns

(For the Periods Ended December 31, 2017)

Share Class	1 YEAR	LIFE (INCEPTION 9-15-2015)
Returns Before Taxes
T Shares	21.52%	12.57%
B Shares	19.62%	11.84%
C Shares	22.62%	12.97%
I Shares	24.95%	14.10%
R1 Shares	23.63%	12.97%
R2 Shares	24.29%	13.54%
R3 Shares	24.57%	13.80%
R4 Shares	24.95%	14.10%
R6 Shares	25.03%	14.14%
A Shares	17.44%	10.92%
Returns After Taxes on Distributions
A Shares	16.51%	10.27%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	10.48%	8.36%
Index Comparison (Reflects no deduction for fees, expenses, or taxes)
MSCI All Country World Index (net div)	23.97%	14.80%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Jonathan Sage	2015	Investment Officer of MFS
Jim Fallon	2015	Investment Officer of MFS
Matt Krummell	2015	Investment Officer of MFS
Jed Stocks	2015	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange (the NYSE) is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or through MFS Service Center, Inc. (MFSC) by overnight mail (MFSC, Suite 219341, 430 W 7th Street, Kansas City, MO 64105-1407), by mail ([Fund Name], P.O. Box 219341, Kansas City, MO 64121-9341), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class T, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4, Class R6	None	None

As of the date of this prospectus, Class T shares are not being offered for sale.

Effective June 1, 2019, purchases of Class B shares are closed to new and existing investors except through reinvestment of dividends and capital gain distributions. Existing investors may continue to exchange their Class B shares for the same share class of another MFS fund.

Taxes

If your shares are held in a taxable account, the fund’s distributions will be taxed to you as ordinary income and/or capital gains.  If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker/dealer or other financial intermediary (such as a bank), the fund, MFS, and/or MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your broker/dealer or other financial intermediary and your salesperson

MFS Blended Research Global Equity Fund

to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.